Exhibit 99.2

Supplemental Operating and Financial Data March 31, 2016 (Unaudited) Sunrise of Bexley Bexley, OH

Table of Contents Execution of Growth Strategy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 Portfolio Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 Real Estate Activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7-11 Portfolio Metrics . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Portfolio Diversification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13-16 Portfolio Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 Enterprise Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 Debt Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 Financial Data Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20-21 Income Statement Data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 Consolidated Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 Funds from Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24-25 Glossary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26-28 Forward-Looking Statements & Non-GAAP . . . . . . . . . . . . . . . . . . . . . 29 Page 2 Island Shores Neenah, WI

Leadership Page 3 Wendy Simpson Chairman Boyd Hendrickson Lead Independent Director James Pieczynski Nominating & Corporate Governance Committee Chairman Devra Shapiro Audit Committee Chairman Timothy Triche, MD Compensation Committee Chairman Board of Directors Wendy Simpson Chairman, Chief Executive Officer and President Pam Kessler Executive Vice President, CFO and Secretary Clint Malin Executive Vice President and Chief Investment Officer Brent Chappell Senior Vice President, Investment and Portfolio Management Cece Chikhale Senior Vice President, Controller and Treasurer Peter Lyew Vice President and Director of Taxes Doug Korey Senior Vice President of Business Development

Analyst Coverage Page 4 Any opinions, estimates, or forecasts regarding LTC’s performance made by the analysts listed above do not represent the opinions, estimates, and forecasts of LTC or its management. BMO Capital Markets Corp John Kim Canaccord Genuity . Paul Morgan Crowell, Weedon, & Co .. Doug Christopher J.J. B. Hilliard, W.L. Lyons, Inc John Roberts JMP Securities, LLC . Peter Martin KeyBanc Capital Markets, Inc Jordan Sadler Oxford Grand Mitsubishi – MUFG Karin Ford Mizuho Securities USA Inc .. Rich Anderson RBC Capital Markets Corporation .... Mike Carroll Stifel, Nicolaus & Company, Inc . Chad Vanacore Wells Fargo Securities, LLC .. Todd Stender

Execution of Growth Strategy Page 5 $1.1 Billion in Total Investments Underwritten Millions Oxford Grand $9 $68 $44 $12 $112 $94 $109 $245 $185 $25 $414 $67 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2010 2011 2012 2013 2014 2015 YTD 2016 Development/Expansions/Renovations Total Investment

Portfolio Overview (dollar amounts in thousands) Page 6 Includes contractual rental income and interest income from mortgage loans and excludes rental income from properties sold and interest income from loans that paid off during the twelve months ended March 31, 2016. Includes six development projects consisting of four MC communities with a total of 254 units, a 108-unit independent living community and an 89-unit combination ALF and MC community. Includes one school, four parcels of land held-for-use, and one behavioral health care hospital. Gross Real Property $1.2B Loans Receivable $0.2B 84.5% 15.5% Coldspring Transitional Care Center Coldpring KY Greenridge Place Westminster, CO Type of Property Gross Investments Skilled Nursing 99 $ 750,663 51.6% $ 58,336 $ 22,806 57.2% Assisted Living 104 596,029 41.0% 52,454 1,194 37.8% Range of Care 7 43,907 3.0% 5,880 - 4.1% Under Development (2) - 43,761 3.0% - - - Other (3) 2 20,695 1.4% 1,313 - 0.9% Total 212 $ 1,455,055 100.0% $ 117,983 $ 24,000 100.0% Trailing Twelve Months Ended March 31, 2016 # of Properties % of Investments Rental Income (1) Interest Income (1) % of Revenues

Real Estate Activities – Acquisitions & Loan Originations

(dollar amounts in thousands)

Acquisitions

	Date	# of Properties	Property Type	# Beds/Units	Location	Operator	Date of Construction	Initial Cash Yield	Purchase Price	Additional Commitment (1)
2015	2/6	1	UDP(2)	56 units	Corpus Christi, TX	Thrive Senior Living	2015-2016	8.75%	$ 7,195	$ 7,918
	2/19	1	SNF	106 beds	Slinger, WI	Fundamental	2014	10.30%	13,946 (3)	1,054
	2/20	1	UDP(2)	89 units	Murrells Inlet, SC	Thrive Senior Living	2015-2016	8.75%	2,490	16,408
	5/26	1	UDP(2)	66 units	Tinley Park, IL	Anthem Memory Care	2015-2016	9.25%	702	11,185
	5/29	1	UDP(2)	108 units	Wichita, KS	Oxford Senior Living	2015-2016	7.43%	624	13,876
	8/17	10	ALF	891 units	WI and IL	Senior Lifestyle	1991-2009	6.50%	142,000	10,500
	9/23	1	UDP(2)	66 units	Murrieta, CA	Anthem Memory Care	2015-2016	9.00%	2,022	10,585
	9/30	1	MC	60 units	Jacksonville, FL	Clarity Pointe	2015	8.00%	14,250	300
	10/19	1	UDP(2)	66 units	Glenview, IL	Anthem Memory Care	2015-2017	9.00%	2,800	11,969
	10/28	1	OTH	118 beds	Las Vegas, NV	Fundamental	1990/1994	8.50%	9,250	3,000
	11/30	2	SNF	254 beds	Fort Worth & Weatherford, TX	Senior Care Centers	1998/1996	8.25%	23,000	500
		21		1,402 units/478 beds					$ 218,279	$ 87,295
2016	2/1	1	SNF	126 beds	Mansfield, TX	Fundamental	2015	8.50%	$ 16,000	$ -
	4/21	1	MC	60 units	Louisville, KY	Clarity Pointe	2016	8.00%	14,250	300
	4/29	2	MC	120 units	Wichita & Overland Park, KS	Anthem Memory Care	2011/2013	8.00%	25,000	1,300
		4		180 units/126 beds					$ 55,250	$ 1,600

(1) Commitments may include capital improvement or development allowances for approved projects, incentive payments and contingent payments.
(2) See page 8 for Development activities.
(3) We purchased and equipped the property secured by a mortgage loan of $10,600 for a total of $13,946 by exercising our right under this loan.

Loan Originations

	Date	# of Properties	Property Type	# Beds/ Units	Location	Operator	Origination	Development Funding	Funded to Date	2016 YTD Revenue (1)	Stated Interest Rate
2015	1/30	1	SNF	157 beds	Grand Blanc, MI	Prestige Healthcare	$ 11,000	$ 306	$ 9,806	$ 288	9.4%
	6/29	15	SNF	2,058 beds	Various cities in MI	Prestige Healthcare	40,000	N/A	40,000	1,234	9.4%
	10/30	2	SNF	273 beds	Farmington & Howell, MI	Prestige Healthcare	20,000 (2)	-	15,000	343	9.4%
		18		2,488 beds			$ 71,000	$ 306	$ 64,806	$ 1,865	
2016	4/29	2	SNF	216 beds	East Lansing, MI	Prestige Healthcare	$ 12,250 (3)	N/A	$ 7,750	$ -	9.4%

(1) Represents year-to-date mortgage GAAP interest income.
(2) Represents an origination of a $20,000 30-year mortgage loan, funding $9,500 at closing and $5,500 during 1Q16. The $5,000 remaining commitment will be available for approved capital improvement projects. This loan bears interest at 9.41% for five years, thereafter interest received will escalate annually by 2.25%.
(3) Represents the origination of a $12,250 4-year mortgage loan, funding $7,750 at closing with the remaining commitment of $4,500 available for approved capital improvement projects. This loan bears interest at 9.41%.

Page 7

Real Estate Activities – De Novo Development (dollar amounts in thousands) Page 8 Includes purchase of land and existing improvements, if applicable, and development commitment. Remaining Commitment is calculated as follows: “Investment Commitment” less “Total Project Basis” plus “Total Capitalized Interest/Other”. Vineyard Place Murrieta, CA Vineyard Place Murrieta, CA # of Projects Property Type # Beds/ Units 2Q16 2015 Corpus Christi, TX 1 MC 8.75% 56 units 13,524 $ 1,115 $ 412 $ 12,193 $ 1,743 $ 3Q16 2015 Murrells Inlet, SC 1 ALF/MC 8.75% 89 units 16,535 1,614 482 8,006 9,011 3Q16 2015 Tinley Park, IL 1 MC 9.25% 66 units 11,887 2,869 114 7,615 4,386 4Q16 2015 Wichita, KS 1 ILF 7.43% 108 units 14,500 2,144 88 4,420 10,168 4Q16 2015 Murrieta, CA 1 MC 9.00% 66 units 12,606 2,985 127 7,796 4,937 5 385 units 69,052 10,727 1,223 40,030 30,245 1Q17 2015 Glenview, IL 1 MC 9.00% 66 units 14,769 171 99 3,731 11,137 Total 6 8.67% 451 units 83,821 $ 10,898 $ 1,322 $ 43,761 $ 41,382 $ Remaining Commitment (2) Total Project Basis Total Capitalized Interest/Other Estimated Rent/Interest Inception Date Commitment Year Location Approximate Initial Cash Yield Investment Commitment (1) 1Q16 Funding

Real Estate Activities – Expansions & Renovations

(dollar amounts in thousands)

Own

Estimated Rent/Interest Inception Date	Commitment Year	Project Type	Location	# of Projects	Property Type	Approximate Initial Cash Yield	Investment Commitment	1Q16 Funding	Total Funded to Date	Remaining Commitment
- (1)	2015	Expansion	Mesa, AZ	1	SNF	9.00%	$ 5,000 (1)	$ 2,117	$ 3,357	$ 1,643
- (2)	2015	Renovation	Las Vegas, NV	1	OTH	8.50%	3,000 (2)	-	-	3,000
			Total	2			$ 8,000	$ 2,117	$ 3,357	$ 4,643

Loan

Estimated Rent/Interest Inception Date	Commitment Year	Project Type	Location	# of Projects	Property Type	Approximate Initial Cash Yield	Investment Commitment	1Q16 Funding	Total Funded to Date	Remaining Commitment
- (3)	2013	Renovation	Various cities in MI	15	SNF	9.41%	$ 12,000 (3)	$ 860	$ 9,829	$ 2,171
- (3)	2015	Expansion	Richmond, MI	1	SNF	9.41%	10,000 (3)	178	661	9,339
- (3)	2015	Expansion	Rochester Hills, MI	1	SNF	9.41%	10,000 (3)	62	206	9,794
- (4)	2015	Renovation	Farmington & Howell, MI	2	SNF	9.41%	5,000 (4)	-	-	5,000
- (4)(5)	2016	Expansion	Grand Blanc, MI	1	SNF	9.41%	5,500	-	-	5,500
- (4)(6)	2016	Renovation	East Lansing, MI	2	SNF	9.41%	4,500	-	-	4,500
			Total	22			$ 47,000	$ 1,100	$ 10,696	$ 36,304

(1) Rent increases upon each funding.
(2) Rent increases at each six month anniversary on amounts funded during that period.
(3) Commitments are part of the total loan commitment secured by 15 properties in Michigan operated by Prestige Healthcare. Interest payment increases upon each funding.
(4) Interest payment increases upon each funding.
(5) In 2Q16, we amended the loan agreement to increase the construction loan amount to $5,500.
(6) In 2Q16, in conjunction with the loan origination, we committed to fund capital improvements of up to $4,500.



Expansion Rendering
Richmond, MI

Page 9

Real Estate Activities – Joint Ventures and Lease-Up

(dollar amounts in thousands)

Joint Ventures

Commitment Year	Location	# of Projects	Property Type	Return	# Beds/ Units	Investment Commitment	Investment to Date	Remaining Investment Commitment
2015	Various cities in AZ	4	ALF/MC/ILF	15.00% (1)	585 units	$ 25,650	$ 20,143	$ 5,507
2015	Ocala, FL	1	UDP	15.00% (2)	99 units	2,900	2,900	-
					684 units	$ 28,550	$ 23,043	$ 5,507

(1) In 1Q15, we made a preferred equity investment in an unconsolidated joint venture. We have a fair-market value purchase option to acquire the properties owned by the joint venture beginning in 2018. Refer to the 10-K under *Note 6. Investment in Unconsolidated Joint Ventures* for more information. Currently, 5% is paid in cash and 10% is deferred.

(2) Represents a mezzanine loan for the development of a 99-unit ALF/MC/ILF with an initial interest rate of 10% escalating up to 15%. For accounting purposes, this loan is recorded as a joint venture.

Lease-Up

Date Opened	Occupancy at March 31, 2016	Commitment Year	Project Type	Location	# of Projects	Property Type	Approximate Initial Cash Yield	# Beds/Units	Total Funded/ Purchase Price
Nov-14	75%	2012	Development	Cold Spring, KY	1	SNF	8.50%	143 beds	$ 22,734
Feb-15	63%	2013	Development	Westminster, CO	1	MC	9.25%	60 units	10,703
Sep-15	26%	2015	Acquisition (1)	Jacksonville, FL	1	MC	8.00%	60 units	14,250
Feb-16	5%	2014	Development	Burr Ridge, IL	1	MC	9.30%	66 units	11,808
					4			186 units/143 beds	$ 59,495

(1) Property was newly constructed and purchased in September 2015 following issuance of final certificate of occupancy and licensure.

Page 10

Real Estate Activities – Lease-Up History Page 11 Willowbrook Place Littleton, CO 60-unit Memory Care Willowbrook Place Littleton, CO Hillside Heights Amarillo, TX Highline Place Littleton, CO The Oxford Grand Wichita, KS Pavilion at Glacier Valley Slinger, WI Chelsea Place Aurora, CO Property Location Property Type Project Type # Beds/Units Date Opened Date Stabilized # of months to Stabilized Occupancy Hillside Heights Rehabilitation Suites Amarillo, TX SNF Redevelopment 120 beds Jul 2013 Aug 2013 1 Highline Place Littleton, CO MC Development 60 units Jul 2013 Sep 2013 2 The Oxford Grand Wichita, KS ALF/MC Development 77 units Oct 2013 Sep 2014 11 Willowbrook Place Littleton, CO MC Development 60 units Aug 2014 Dec 2015 16 Mustang Creek Estates Frisco, TX ALF/MC Development 80 units Oct 2014 Dec 2015 14 Chelsea Place Aurora, CO MC Development 48 units Dec 2014 Mar 2016 15 Pavilion at Glacier Valley Slinger, WI SNF Redevelopment 106 beds Feb 2014 Feb 2016 24

Portfolio Metrics Page 12 Includes owned portfolio and a mortgage loan secured by 15 skilled nursing centers in Michigan. Same Property Portfolio Statistics (1) Stabilized Property Portfolio (1) TTM Ended December 31, 2015 Greenridge Place Westminster, CO 31.1% 17.2% 51.7% Medicaid Medicare Private Pay Total Portfolio Payor Source 46.9% 26.3% 26.8% Medicaid Medicare Private Pay SNF Portfolio Payor Source Owned Properties 4Q15 3Q15 4Q15 3Q15 4Q15 3Q15 Assisted Living 86.5% 86.0% 1.63 1.64 1.40 1.41 Skilled Nursing 79.3% 79.5% 2.19 2.26 1.59 1.64 Range of Care 85.3% 85.8% 1.71 1.75 1.26 1.28 (1) Information is for the trailing twelve months through December 31, 2015 and September 30, 2015 and is from property level operator financial statements which are unaudited and have not been independently verified by us. Occupancy Normalized EBITDAR Coverage Normalized EBITDARM Coverage

Portfolio Diversification – Geography (as of March 31, 2016) Page 13 Skilled Nursing (99) Assisted Living (104) Other (2) Range of Care (7) Under Development (6) Land Held-For-Use (4) CA WA ME NV WY MI IL AR LA WV ND NY OR AZ NM TX UT ID MT SD NE KS OK MS MN WI FL AL GA SC TN MO IA IN OH PA NJ NC VA CO KY 1 5 32 2 1 2 3 5 1 2 3 2 2 2 2 1 6 21 3 5 4 8 11 4 5 2 6 1 4 2 13 7 3 1 1 1 1 1 1 2 1 1 18 3 1 2 1 1 1 2 9 1 1 1 212 Properties 6 Development Projects 4 Land Parcels 30 States 35 Operators

Portfolio Diversification – Geography (as of March 31, 2016, dollar amounts in thousands) Page 14 Due to master leases with properties in multiple states, revenue by state is not available. The MSA rank by population as of July 1, 2015, as estimated by the United States Census Bureau. Approximately 66% of our properties are in the Top 100 MSAs Gross Portfolio by MSA (2) 48.8% 16.8% 20.2% 9.3% 4.9% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% MSAs 1-31 MSAs 32-100 MSAs > 100 Cities in Micro-SA Cities not in MSA or Micro-SA Population 20.2M – 2.1M MSAs 1 - 31 Population 2.1M – 0.5M MSAs 32 - 100 Population 0.5M – 55K MSAs >100 Population 218K – 14K Cities in a Micro-SA Population less than 100K Cities not in MSA State (1) # of Props SNF % ALF % ROC % UDP % OTH % % Texas 54 228,229 $ 30.4% 43,771 $ 7.3% 2,994 $ 6.8% 12,193 $ 27.9% - $ - 287,187 $ 19.7% Michigan 18 200,558 26.7% - - - - - - 943 4.6% 201,501 13.9% Wisconsin 10 13,946 1.9% 111,734 18.8% - - - - - - 125,680 8.6% Colorado 16 6,038 0.8% 106,879 17.9% 2,007 4.6% - - - - 114,924 7.9% Ohio 13 54,000 7.2% 44,957 7.5% - - - - - - 98,957 6.8% Florida 13 35,362 4.7% 45,856 7.7% - - - - - - 81,218 5.6% New Jersey 5 - - 61,664 10.4% - - - - 9,270 44.8% 70,934 4.9% California 4 22,130 2.9% 28,071 4.7% - - 7,796 17.8% - - 57,997 4.0% Illinois 2 - - 42,328 7.1% - - 11,346 25.9% - - 53,674 3.7% New Mexico 7 50,913 6.8% - - - - - - - - 50,913 3.5% All Others 70 139,487 18.6% 110,769 18.6% 38,906 88.6% 12,426 28.4% 10,482 50.6% 312,070 21.4% Total 212 750,663 $ 100.0% 596,029 $ 100.0% 43,907 $ 100.0% 43,761 $ 100.0% 20,695 $ 100.0% 1,455,055 $ 100.0% Gross Investment

Annual Income by Operator Portfolio Diversification – Operators (as of March 31, 2016, dollar amounts in thousands) Page 15 Includes annualized GAAP rent for leased properties and interest income from mortgage loans excluding rental income from properties sold and interest income from loans that paid off during the twelve months ended March 31, 2016. Prestige Healthcare 15.0% Senior Lifestyle 12.8% Brookdale 10.4% Senior Care 10.3% Preferred Care 7.6% Fundamental 5.4% Carespring 5.0% Genesis 5.0% Traditions Sr Mgmt 4.7% Juniper 4.6% All Others 19.2% Operators Annual Income (1) % Gross Investment % Prestige Healthcare 20 22,837 $ 15.0% 213,690 $ 14.7% Senior Lifestyle Corporation 27 19,509 12.8% 200,357 13.8% Brookdale Senior Living 37 15,801 10.4% 126,991 8.7% Senior Care Centers 11 15,756 10.3% 138,109 9.5% Preferred Care 30 11,613 7.6% 89,519 6.2% Fundamental 7 8,306 5.4% 74,652 5.1% Carespring Health Care Management 3 7,635 5.0% 77,546 5.3% Genesis Healthcare 8 7,614 5.0% 54,864 3.8% Traditions Senior Management 5 7,093 4.7% 64,610 4.4% Juniper Communities 6 7,018 4.6% 86,725 6.0% All Others 58 29,276 19.2% 327,992 22.5% 212 152,458 $ 100.0% 1,455,055 $ 100.0% # of Properties

Privately Held Privately Held NYSE: GEN Privately Held Privately Held SNF/ALF/MC Hospitals & Other Rehab SNF/ALF/ILF Transitional Care SNF/ALF Senior Living SNF/ALF/ILF ALF/ILF/MC/SNF 74 Properties 11 Properties More than 500 Properties 24 Properties 18 Properties 9 States 2 States 34 States 5 States 4 States Portfolio Diversification - Top Ten Operator Profiles (as of March 31, 2016) Page 16 Privately Held Privately Held NYSE: BKD Privately Held Privately Held SNF/ALF/ILF Other Rehab ALF/ILF/MC/SNF Short Term Stays ALF/ILF/MC Continuing Care SNF/ALF/ILF/MC Transitional Care & Rehab SNF/ALF/ILF Specialty Care 68 Properties 171 Properties Approx 1,123 Properties 108 Properties 112 Properties 7 States 27 States 47 States 2 States 12 States

Portfolio Maturity (as of March 31, 2016, dollar amounts in thousands) Page 17 Includes annualized GAAP rent for leased properties and interest income from mortgage loans excluding rental income from properties sold and interest income from loans that paid off during the twelve months ended March 31, 2016. (As a % of Total Annual Income)(1) 0.0% 1.0% 6.2% 1.0% 9.1% 12.1% 0.5% 1.6% 52.6% 0.3% 0.5% 0.6% 0.3% 0.0% 0.0% 0.0% 0.0% 14.2% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 2016 2017 2018 2019 2020 2021 2022 2023 Thereafter Leases Loans % of Total % of Total Annual Income (1) % of Total 2016 - - 423 1.8% 423 0.3% 2017 1,677 1.3% 692 2.9% 2,369 1.5% 2018 9,452 7.4% 904 3.8% 10,356 6.8% 2019 1,571 1.2% 379 1.5% 1,950 1.3% 2020 13,826 10.8% - - 13,826 9.1% 2021 18,438 14.3% - - 18,438 12.1% 2022 771 0.6% - - 771 0.5% 2023 2,539 2.0% - - 2,539 1.6% 80,184 62.4% 21,602 90.0% 101,786 66.8% Total 128,458 $ 100.0% 24,000 $ 100.0% 152,458 $ 100.0% Year Rental Income (1) Interest Income (1) Thereafter

Enterprise Value (amounts in thousands, except per share amounts and number of shares) Page 18 Capitalization Total Debt Common Stock Total commitment under our unsecured revolving line of credit is $600,000 which matures in October 2018, with a one-year extension option. Subsequent to March 31, 2016, we borrowed an additional $37,000 under our unsecured revolving line of credit. Accordingly, we have $198,000 outstanding under our unsecured revolving line of credit with $402,000 remaining for borrowing. Represents outstanding balance of $448,300, net of debt issue costs of $1,044. Rate includes amortization of debt issue cost. Closing price of our common stock as reported by the NYSE on March 31, 2016. See page 21 for reconciliation of annualized normalized EBITDA for the twelve months ended March 31, 2016. Sunrise of Worthington Worthington, OH 73.8% 26.2% Capitalization Bank borrowings - weighted average rate 2.1% (1) 161,000 $ Senior unsecured notes -weighted average rate 4.6% (2) 447,256 Total debt - weighted average rate 4.0% 608,256 26.2% 3/31/16 No. of shares Common stock 37,915,120 45.24 $ (3) 1,715,280 73.8% 2,323,536 $ 100% Less: Cash and cash equivalents (24,280) 2,299,256 $ Debt to Enterprise Value 26.5% Debt to Annualized Normalized EBITDA (4) 4.4x Enterprise Value At March 31, 2016 Debt Equity Closing Price Total Market Value

Debt Maturity (as of March 31, 2016, dollar amounts in thousands) Page 19 Debt Structure Unsecured Line Senior Unsecured Notes Total commitment under our unsecured revolving line of credit is $600,000 which matures in October 2018, with a one-year extension option. Subsequent to March 31, 2016, we borrowed an additional $37,000 under our unsecured revolving line of credit. Accordingly, we have $198,000 outstanding under our unsecured revolving line of credit with $402,000 remaining for borrowing. Reflects scheduled principal payments. Excludes debt issue costs which are included in the balance sheet amounts shown on page 18. $0 $0 $161,000 $0 $0 $0 $0 $0 $22,500 $31,167 $34,167 $32,666 $37,160 $37,160 $38,160 $215,320 $- $50,000 $100,000 $150,000 $200,000 $250,000 2016 2017 2018 2019 2020 2021 2022 Thereafter Unsecured Line Senior Unsecured Notes 73.6% 26.4% $ - $ 22,500 $ 22,500 3.7% - 31,167 31,167 5.1% 161,000 34,167 195,167 32.0% - 32,666 32,666 5.4% - 37,160 37,160 6.1% - 37,160 37,160 6.1% - 38,160 38,160 6.3% - 215,320 215,320 35.3% $ 161,000 $ 448,300 $ 609,300 (3) 100.0% Year Unsecured Line of Credit (1) Total Senior Unsecured Notes (2) % of Total 2016 2017 2018 2019 2020 2021 2022 Thereafter Total

Financial Data Summary (dollar amounts in thousands) Page 20 Represents outstanding balance of gross bank borrowings and senior unsecured notes, net of debt issue costs. Balance Sheet, Leverage Ratios and Coverage Ratios 1Q16 4Q15 4Q14 4Q13 Balance Sheet Gross real estate assets $1,455,055 $1,418,405 $1,117,167 $1,104,732 Net real estate assets 1,193,572 1,164,950 892,179 884,361 Gross asset value 1,580,333 1,528,879 1,189,758 1,150,676 Total debt (1) 608,256 571,872 280,584 277,730 Total liabilities 646,160 616,222 304,649 297,867 Preferred stock - - 38,500 38,500 Total equity 672,690 659,202 660,121 632,438 Leverage Ratios Debt to gross asset value 38.5% 37.4% 23.6% 24.1% Debt & preferred stock to gross asset value 38.5% 37.4% 26.8% 27.5% Debt to total enterprise value 26.5% 26.2% 15.4% 18.0% Debt & preferred stock to total enterprise value 26.5% 26.2% 17.5% 20.5% Coverage Ratios Debt to annualized normalized EBITDA 4.4x 4.3x 2.3x 2.9x Annualized normalized EBITDA / interest incurred 5.1x 5.7x 7.6x 7.9x Annualized normalized EBITDA / fixed charges 5.1x 5.7x 6.3x 6.2x Annualized

Financial Data Summary

(dollar amounts in thousands)

Reconciliation of Annualized Normalized EBITDA and Fixed Charges

	Annualized			
	1Q16	4Q15	4Q14	4Q13
Net income	$ 79,432	$ 76,808	$ 84,000	$ 58,600
Less: Gain on sale of real estate, net	-	(586) (1)	(3,819) (2)	-
Add: Impairment on real estate for sale	-	2,250 (1)	-	-
Add: Interest expense	24,000	22,324	14,732	11,408
Add: Depreciation and amortization	34,244	33,240	26,376	24,948
Adjusted EBITDA	137,676	134,036	121,289	94,956
Add back/(deduct):				
Non-recurring one-time items	-	-	-	1,980 (3)
Normalized EBITDA	$ 137,676	$ 134,036	$ 121,289	$ 96,936
Interest expense:	$ 24,000	$ 22,324	$ 14,732	$ 11,408
Add: Capitalized interest	2,744	1,384	1,160	856
Interest incurred	26,744	23,708	15,892	12,264
Interest incurred	26,744	23,708	15,892	12,264
Preferred stock dividend	-	-	3,276	3,276
Fixed Charges	$ 26,744	$ 23,708	$ 19,168	$ 15,540

(1) In 4Q15, we agreed to sell a 48-unit assisted living community, which was sold in 1Q16, and we recorded an impairment charge of $2,250 to write the property down to the sale price. Gain on sale of real estate and impairment on real estate for sale were not annualized.

(2) Represents gain on sale of 16 properties to Enlivant. Gain on sale of real estate was not annualized.

(3) Represents a $1,244 provision for loan loss reserve on a $124,387 mortgage loan origination, and an $869 non-cash write-off of straight-line rent offset by revenue from the Sunwest bankruptcy settlement distribution of $133. Non-recurring one-time items were not annualized.

Non-Cash Revenue Components

	1Q16	2Q16[1]	3Q16[1]	4Q16[1]	1Q17[1]
Straight-line rent	$ 2,835	$ 3,446	$ 2,784	$ 2,323	$ 1,559
Amort of lease inducement	(518)	(439)	(441)	(440)	(441)
Effective Interest	1,261	1,294	1,291	1,292	1,285
Net	$ 3,578	$ 4,301	$ 3,634	$ 3,175	$ 2,403

(1) For leases and loans in place at March 31, 2016, assuming no renewals, modification or replacement, and no new investments are added to our portfolio, except for announced acquisitions, as previously discussed on page 6.

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Income Statement Data (amounts in thousands, except per share amounts) Page 22 Bella Vista Oshkosh, WI 2016 2015 Revenues Rental income 31,880 $ 26,678 $ Interest income from mortgage loans 6,578 4,607 Interest and other income 146 195 Total revenues 38,604 31,480 Expenses Interest expense 6,000 3,766 Depreciation and amortization 8,561 6,779 Provision for doubtful accounts 84 3 Acquisition costs 90 48 General and administrative expenses 4,283 3,448 Total expenses 19,018 14,044 Operating Income 19,586 17,436 Income from unconsolidated joint ventures 272 116 Net Income 19,858 17,552 Income allocated to participating securities (101) (123) Income allocated to preferred stockholders - (818) Net income available to common stockholders 19,757 $ 16,611 $ Earnings per common share: Basic $0.53 $0.47 Diluted $0.53 $0.47 Weighted average shares used to calculate earnings per common share: Basic 37,446 35,277 Diluted 37,459 37,292 Dividends declared and paid per common share $0.54 $0.51 (unaudited) Three Months Ended March 31,

Consolidated Balance Sheets (amounts in thousands, except per share amounts) Page 23 (unaudited) (audited) (unaudited) (audited) ASSETS Investments: LIABILITIES Land 108,867 $ 106,841 $ Buildings and improvements 1,120,889 1,091,845 Bank borrowings 161,000 $ 120,500 $ Accumulated depreciation and amortization (259,237) (251,265) Senior unsecured notes, net of debt issue Real property investments, net 970,519 947,421 costs: 2016 - $1,044; 2015 - $1,095 447,256 451,372 Mortgage loans receivable, net of loan loss Accrued interest 2,852 3,974 reserves: 2016 - $2,246; 2015 - $2,190 223,053 217,529 Accrued incentives and earn-outs 12,572 12,722 Real estate investments, net 1,193,572 1,164,950 Accrued expenses and other liabilities 22,480 27,654 Investment in unconsolidated joint ventures 24,042 24,042 Total liabilities 646,160 616,222 Investments, net 1,217,614 1,188,992 Other assets: EQUITY Cash and cash equivalents 24,280 12,942 Stockholders' equity: Debt issue costs related to bank borrowing 2,605 2,865 Common stock (1) 379 375 Interest receivable 5,815 4,536 Capital in excess of par value 772,677 758,676 Straight-line rent receivable, net of allowance for Cumulative net income 948,186 928,328 doubtful accounts: 2016 - $861; 2015 - $833 45,492 42,685 Accumulated other comprehensive income 18 47 Prepaid expenses and other assets 21,020 21,443 Cumulative distributions (1,048,570) (1,028,224) Notes receivable 2,024 1,961 Total equity 672,690 659,202 Total assets 1,318,850 $ 1,275,424 $ Total liabilities and equity 1,318,850 $ 1,275,424 $ (1) Common stock $0.01 par value; 60,000 shares authorized; shares issued and outstanding: 2016 - 37,915; 2015 - 37,548 March 31, 2016 March 31, 2016 December 31, 2015 December 31, 2015

Funds from Operations (unaudited, amounts in thousands, except per share amounts) Page 24 Reconciliation of FFO, AFFO, and FAD 2016 2015 GAAP net income available to common stockholders 19,757 $ 16,611 $ Add: Depreciation and amortization 8,561 6,779 NAREIT FFO attributable to common stockholders 28,318 23,390 Add: Non-recurring one-time items - - Normalized FFO attributable to common stockholders 28,318 23,390 Less: Non-cash rental income (2,317) (1,923) Less: Effective interest income from mortgage loans (1,262) (551) Less: Deferred income from unconsolidated joint ventures - (77) Normalized adjusted FFO (AFFO) 24,739 20,839 Add: Non-cash compensation charges 990 982 Add: Non-cash interest related to contingent liabilities 149 54 Less: Capitalized interest (686) (147) Normalized funds available for distribution (FAD) 25,192 $ 21,728 $ $0.76 $0.65 $0.76 $0.65 $0.66 $0.58 $0.67 $0.60 Diluted normalized FFO attributable to common stockholders per share Diluted normalized AFFO per share Diluted normalized FAD per share March 31, Three Months Ended NAREIT Diluted FFO attributable to common stockholders per share

Funds from Operations (unaudited, amounts in thousands, except per share amounts) Page 25 Reconciliation of FFO Per Share Pavilion at Glacier Valley Slinger, WI Pavilion at Glacier Valley Slinger, WI For the three months ended March 31, 2015 2015 2015 Normalized FFO/AFFO/FAD attributable to common stockholders 28,318 $ 23,390 $ 24,739 $ 20,839 $ 25,192 $ 21,728 $ Effect of dilutive securities: Participating securities 101 123 101 123 101 123 Series C cumulative preferred - 818 - 818 - 818 Diluted normalized FFO/AFFO/FAD assuming conversion 28,419 $ 24,331 $ 24,840 $ 21,780 $ 25,293 $ 22,669 $ 37,446 35,277 37,446 35,277 37,446 35,277 Effect of dilutive securities: Stock options 13 15 13 15 13 15 Participating securities 181 237 181 237 181 237 Series C cumulative preferred - 2,000 - 2,000 - 2,000 Shares for diluted normalized FFO/AFFO/FAD per share 37,640 37,529 37,640 37,529 37,640 37,529 0.76 $ 0.65 $ 0.66 $ 0.58 $ 0.67 $ 0.60 $ Diluted normalized FFO/AFFO/FAD per share 2016 FFO AFFO FAD 2016 2016 Shares for basic FFO/AFFO/FAD per share

Glossary

Adjusted Funds From Operations ("AFFO"): FFO excluding the effects of straight-line rent, amortization of lease inducement, effective interest income and deferred income from unconsolidated joint ventures.

Assisted Living Communities ("ALF"): The ALF portfolio consists of assisted living, independent living, and/or memory care communities. (See Independent Living and Memory Care) Assisted living communities are senior housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing centers provide. Services are usually available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication. The communities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs.

Contractual Lease Rent: Rental revenue as defined by the lease agreement between us and the operator for the lease year.

EBITDA: Earnings before interest, taxes, depreciation and amortization.

Funds Available for Distribution ("FAD"): AFFO excluding the effects of non-cash compensation charges, capitalized interest and non-cash interest charges.

Funds From Operations ("FFO"): As defined by the National Association of Real Estate Investment Trusts ("NAREIT"), net income available to common stockholders (computed in accordance with U.S. GAAP) excluding gains or losses on the sale of real estate and impairment write-downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

GAAP Lease Yield: GAAP rent divided by the sum of the purchase price and transaction costs.

GAAP Rent: Total rent we will receive as a fixed amount over the initial term of the lease and recognized evenly over that term. GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease, the cash rent received is higher than GAAP rent recognized. GAAP rent is commonly referred to as straight-line rental income.

Gross Asset Value: The carrying amount of total assets after adding back accumulated depreciation and loan loss reserves, as reported in the company's consolidated financial statements.

Gross Investment: Original price paid for an asset plus capital improvements funded by LTC, without any depreciation deductions. Gross Investment is commonly referred to as undepreciated book value.

Independent Living Communities ("ILF"): Senior housing properties offering a sense of community and numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, on-site security and emergency response programs. Many offer on-site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers. ILFs are also known as retirement communities or senior apartments.

Interest Income: Represents interest income from mortgage loans.

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Glossary (cont.)

Licensed Beds/Units: The number of beds and/or units that an operator is authorized to operate at senior housing and long-term care properties. Licensed beds and/or units may differ from the number of beds and/or units in service at any given time.

Memory Care Communities ("MC"): Senior housing properties offering specialized options for seniors with Alzheimer's disease and other forms of dementia. These communities offer dedicated care and specialized programming for various conditions relating to memory loss in a secured environment that is typically smaller in scale and more residential in nature than traditional assisted living communities. These communities have staff available 24 hours a day to respond to the unique needs of their residents.

Metropolitan Statistical Areas ("MSA"): Based on the U.S. Census Bureau, MSA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A metro area contains a core urban area of 50,000 or more population.

Micropolitan Statistical Areas ("Micro-SA"): Based on the U.S. Census Bureau, Micro-SA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A micro area contains an urban core of at least 10,000 (but less than 50,000) population.

Net Real Estate Assets: Gross real estate investment less accumulated depreciation. Net Real Estate Asset is commonly referred to as Net Book Value ("NBV").

Non-cash Rental Income: Straight-line rental income and amortization of lease inducement.

Non-cash Compensation Charges: Vesting expense relating to stock options and restricted stock.

Normalized AFFO: AFFO adjusted for non-recurring, infrequent or unusual items.

Normalized EBITDAR Coverage: The trailing twelve month's earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, and rent divided by the operator's contractual lease rent. Management fees are imputed at 5% of revenues.

Normalized EBITDARM Coverage: The trailing twelve month's earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, rent, and management fees divided by the operator's contractual lease rent.

Normalized FAD: FAD adjusted for non-recurring, infrequent or unusual items.

Normalized FFO: FFO adjusted for non-recurring, infrequent or unusual items.

Occupancy: The weighted average percentage of all beds and/or units that are occupied at a given time. The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time.

Operator Financial Statements: Property level operator financial statements which are unaudited and have not been independently verified by us.

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Glossary (cont.)

Payor Source: LTC revenue by operator underlying payor source for the period presented. LTC is not a Medicaid or a Medicare recipient. Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage. Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us.

Private Pay: Private pay includes private insurance, HMO, VA, and other payors.

Purchase Price: Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at the measurement date. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets; it is not a forced transaction (for example, a forced liquidation or distress sale).

Range of Care ("ROC"): Range of care communities consist of properties providing skilled nursing and any combination of assisted living, independent living and/or memory care services.

Rental Income: Represents GAAP rent net of amortized lease inducement cost.

Same Property Portfolio ("SPP"): Same property statistics allow for the comparative evaluation of performance across a consistent population of LTC's leased property portfolio. Our SPP is comprised of stabilized properties owned and operated throughout the duration of the quarter-over-quarter comparison periods presented (excluding assets sold and assets held-for-sale). Accordingly, a leased property must be owned and stabilized for a minimum of 15 months if it is an acquired property, or 27 months if it is a development project, to be included in our SSP.

School: An institution for educating students which includes a charter school. Charter schools provide an alternative to the traditional public school and are generally autonomous entities authorized by the state or locality to conduct operations independent from the surrounding public school district. Laws vary by state, but generally charters are granted by state boards of education either directly or in conjunction with local school districts or public universities. Operators are granted charters to establish and operate schools based on the goals and objectives set forth in the charter. Upon receipt of a charter, schools receive an annuity from the state for each student enrolled.

Skilled Nursing Centers ("SNF"): Skilled nursing centers provide restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals. Many SNFs provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub-acute care services which are paid either by the patient, the patient's family, private health insurance, or through the federal Medicare or state Medicaid programs.

Stabilized: Properties are generally considered stabilized upon the earlier of achieving certain occupancy thresholds (e.g. 80% for SNFs and 90% for ALFs) and, as applicable, 12 months from the date of acquisition or, in the event of a de novo development, redevelopment, major renovations or addition, 24 months from the date the property is first placed in or returned to service.

Under Development Properties ("UDP"): Development projects to construct senior housing communities and/or skilled nursing centers.

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LTC Properties, Inc. Company Founded in 1992, LTC Properties, Inc. ("LTC") is a self-administered real estate investment trust that primarily invests in senior housing and health care properties through facility lease transactions, mortgage loans, and other investments. Our primary objectives are to create, sustain and enhance stockholder equity value and provide current income for distribution to stockholders through real estate investments in senior housing and health care properties managed by experienced operators. Our primary senior housing and health care property types include skilled nursing centers (or SNF), assisted living communities (or ALF), independent living communities (or ILF), memory care communities (or MC), and combinations thereof. To meet these objectives, we attempt to invest in properties that provide opportunity for additional value and current returns to our stockholders and diversify our investment portfolio by geographic location, operator, property type and form of investment. For more information on LTC, visit the Company’s website at www.LTCreit.com. Forward-Looking Statements This supplemental information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify some of the forward-looking statements by their use of forward-looking words, such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates,” or the negative of those words or similar words. Forward- looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward-looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward-looking statements, please see the discussion under “Risk Factors” and other information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in our publicly available filings with the Securities and Exchange Commission. We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Information This supplemental information contains certain non-GAAP information including adjusted EBITDA, normalized EBITDA, FFO, normalized FFO, normalized AFFO, normalized FAD, normalized interest coverage ratio, and normalized fixed charges coverage ratio. A reconciliation of this non-GAAP information is provided on pages 21, 24, and 25 of this supplemental information, and additional information is available under the “Non-GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www.LTCreit.com. Page 29